                                                                EXHIBIT 10(v)(a)




[STERLING BANCORP LOGO AND LETTERHEAD]


                                February 19, 1998





Mr. Louis J. Cappelli
Chairman
Sterling Bancorp
430 Park Avenue
New York, New York 10022

Dear Mr. Cappelli:

This will confirm the following amendment to your employment agreement, dated February 19, 1993 (as amended, February 14, 1995, February 8, 1996 and February 28, 1997), with our Company:

         The date in the third line of Paragraph 1 (captioned "Term") is amended to December 31, 2002.

The foregoing amendment was recommended by the Compensation Committee and was approved by the Board of Directors at its February 19, 1998 meeting.

Kindly sign and return the enclosed copy to the Company in order to confirm your understanding and acceptance of the foregoing amendment.

                                        Sincerely,

                                        STERLING BANCORP


                                        By /s/ Jerrold Gilbert
                                          --------------------------------------
                                                Executive Vice President
Agreed:


/s/ Louis J. Cappelli
------------------------------------
Louis J. Cappelli